SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On May 22, 2009, Great Plains Energy Incorporated (“Great Plains Energy”) received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) that activity in the Great Plains Energy 401(k) Savings Plan (the “Savings Plan”) and the KCP&L Greater Missouri Operations Company Retirement Investment Plan (the “Investment Plan”) will be closed temporarily to any transactions in connection with the (i) merger of the Investment Plan with and into the Savings Plan, and (ii) transfer of the Savings Plan’s administration to a new service provider.  The blackout period in the Savings Plan is currently expected to begin June 23, 2009 at 3:00 p.m. Central Time and end during the week of July 5, 2009.  The blackout period in the Investment Plan is currently expected to begin June 29, 2009 at 3:00 p.m. Central time and end during the week of July 5, 2009.  During these periods, participants will be unable to check their account balances, transfer or diversify their investments (including investments held within a self-directed brokerage account), or obtain loans, withdrawals or distributions.  The period beginning on June 23, 2009 at 3:00 p.m. Central Time and ending on the later to occur of the Savings Plan blackout period and the Investment Plan blackout period is referred to as the “Blackout Period”.

Because the Plans include Great Plains Energy common stock as an investment option, on May 22, 2009, Great Plains Energy sent a separate notice to its directors and executive officers informing them of the Blackout Period. The notice informs Great Plains Energy directors and executive officers that during the Blackout Period, they will be generally prohibited from engaging in transactions involving Great Plains Energy common stock acquired in connection with their service to Great Plains Energy, pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002.  A copy of the notice is attached as Exhibit 99.1 and incorporated herein by reference.

During the Blackout Period and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual end date of the Blackout Period, by contacting Mark G. English, Assistant General Counsel and Assistant Secretary, by telephone at (816) 556-2200 or in writing at Great Plains Energy, 1201 Walnut, Kansas City, MO 64106.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit No.

99.1	Notice to Directors and Officers Concerning Limitations on Trading in Great Plains Energy Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: May 22, 2009.

Exhibit Index

Exhibit No.	Title

99.1	Notice to Directors and Officers Concerning Limitations on Trading in Great Plains Energy Common Stock.